Dear Shareholder:

     The January 9, 2006 Combined Proxy Statement and Prospectus that you were sent in connection with the proposed reorganization of AIM Premier Equity Fund into AIM Charter Fund contained incorrect information on page B-3. The information below replaces page B-3 in its entirety.

     For your convenience we have enclosed a new proxy card. If you have already voted, you may, but are not required to, submit a new vote on the enclosed proxy card.

                                 (BUYING FUND)
                                AIM CHARTER FUND

     The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

     The following bar chart shows changes in the performance of Buying Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

YEAR ENDED                                                               ANNUAL
----------                                                                TOTAL
                                                                         RETURNS
                                                                         -------
1995...................................................................   35.68%
1996...................................................................   19.58%
1997...................................................................   24.73%
1998...................................................................   26.83%
1999...................................................................   33.87%
2000...................................................................  -14.69%
2001...................................................................  -23.09%
2002...................................................................  -16.14%
2003...................................................................   23.99%
2004...................................................................    8.67%

     During the periods shown in the bar chart, the highest quarterly return was 26.08% (quarter ended December 31, 1998) and the lowest quarterly return was -21.72% (quarter ended September 30, 2001). The year-to-date return of AIM Charter Fund Class A shares as of September 30, 2005 was 2.65%.

                                                                     Letter -- D



(AIM INVESTMENTS LOGO)   P.O. BOX 9170
                         FARMINGDALE, NY 11735




                                 EACH SHAREHOLDER'S VOTE IS IMPORTANT!  PLEASE VOTE YOUR PROXY TODAY!





                                                 FOUR EASY WAYS TO VOTE YOUR PROXY

                          INTERNET:  Go to WWW.AIMINVESTMENTS.COM/PROXY and follow the online directions.

                         TELEPHONE:  Call 1-888-221-0697 and follow the simple instructions.

                              MAIL:  Vote, sign, date and return your proxy by mail.

                         IN PERSON:  Vote at the Special Meeting of Shareholders.






                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AIM PREMIER EQUITY FUND (THE "FUND")                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
AN INVESTMENT PORTFOLIO OF AIM FUNDS GROUP                                                            TO BE HELD FEBRUARY 28, 2006


The undersigned hereby appoints Mark H. Williamson, Robert H. Graham, Kevin M. Carome, Sidney M. Dilgren and Ofelia M. Mayo, and
any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 28, 2006, at 3:00 p.m.,
Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED
"FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                NOTE:  IF YOU VOTE BY TELEPHONE OR ON THE
                                                                                       INTERNET, PLEASE DO NOT RETURN YOUR PROXY
                                                                                       CARD.

                                                                                       PROXY MUST BE SIGNED AND DATED BELOW.

                                                                                Dated ____________________ 2006



                                                                                ---------------------------------------------------
                                                                                Signature(s) (if held jointly) (SIGN IN THE BOX)
                                                                                NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                                THIS PROXY CARD. All joint owners should sign.
                                                                                When signing as executor, administrator, attorney,
                                                                                trustee or guardian or as custodian for a minor,
                                                                                please give full title as such. If a corporation,
                                                                                limited liability company, or partnership, please
                                                                                sign in full entity name and indicate the signer's
                                                                                position with the entity.

                                                                                                          Premier Equity Fund - mm





                                                  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
                                                  PLEASE DO NOT USE FINE POINT PENS.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                          FOR     AGAINST    ABSTAIN
 1.  Approve an Agreement and Plan of Reorganization (the "Agreement") under              ( )       ( )         ( )
     which all of the assets and liabilities of AIM Premier Equity Fund (the
     "Fund"), a portfolio of AIM Funds Group ("Trust"), will be transferred to
     AIM Charter Fund ("Buying Fund"), a portfolio of AIM Equity Funds
     ("Buyer"), and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.




PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



                        PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.




                                                                                                          Premier Equity Fund - mm
